                        SUPPLEMENT DATED AUGUST 19, 1999
              TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 1999

                  GRANDMASTER FLEXIBLE PREMIUM VARIABLE ANNUITY
                    NATIONAL INTEGRITY LIFE INSURANCE COMPANY

THE FOLLOWING SUPPLEMENTS INFORMATION IN THE PROSPECTUS UNDER "NATIONAL INTEGRITY LIFE INSURANCE COMPANY" IN PART 2, AND IN THE STATEMENT OF ADDITIONAL INFORMATION IN PART 1, "NATIONAL INTEGRITY AND CUSTODIAN," AND PART 6, "FINANCIAL STATEMENTS."

ARM Financial Group, Inc. is restructuring its institutional business in order to focus on its retail annuity business and technology services and to better position the company for sale. As part of the restructuring, ARM incurred a one time net charge of $90 million in its second quarter of 1999. The charge reflects the recapture by a business partner of approximately $3.5 billion of institutional assets and liabilities that Integrity Life Insurance Company had been reinsuring as part of a joint product development, marketing, and reinsurance arrangement. As a result of that transaction, ARM reported a second quarter net loss of $173.9 million.

Following these events, four independent rating agencies lowered their ratings of National Integrity Life Insurance Company, an affiliate of Integrity. National Integrity is now rated "B-" (Fair) by A.M. Best Company, and has received claims paying ability ratings of "B" (Weak) from Standard & Poor's Corporation, "BBB+" (Adequate) from Duff & Phelps Credit Rating Company, and "Ba3" (Questionable) from Moody's Investors Service, Inc. A.M. Best's ratings range from "A++" (Superior) to "F" (Liquidation). Standard & Poor's claims paying ability ratings range from "AAA" (Extremely Strong) to "D" (Liquidation). Duff & Phelps' claims paying ability ratings range from "AAA" (Highest) to "DD" (Default). Moody's claims paying ability ratings range from "Aaa" (Exceptional) to "C" (Lowest).

The basis for an opinion on a particular rating includes such factors as capital resources, financial strength, demonstrated management expertise, and stability of cash flow, as well as the quality of investment operations, administration, and marketing. These ratings are neither a rating of securities nor a recommendation to buy, hold, or sell any security. Moreover, the ratings have no bearing on or relationship to the performance of Separate Account I or its underlying Investment Options.

The assets of Separate Account I are not subject to the claims of National Integrity Life's general account creditors. Rather, Separate Account I's assets are only available to meet the claims of GrandMaster variable annuity contractowners.